                                                                  EXHIBIT 10.5

                                CARDIMA, INC.

        AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED STOCKHOLDERS'
                              RIGHTS AGREEMENT

     This Amendment No. 1 (the "Amendment") to the Fourth Amended and Restated Stockholders' Rights Agreement dated as of March 7, 1997, (the "Stockholders' Rights Agreement") is made as of June 4, 1997, by and among Cardima, Inc., a Delaware corporation (the "Company"), and the persons and entities listed on Exhibit A thereto (the "Investors"). Unless otherwise defined herein, the capitalized terms herein shall have the same meanings given them in the Stockholders' Rights Agreement.

     Pursuant to Section 6.8 of the Stockholders' Rights Agreement, which provides that such Agreement may be amended by a written instrument signed by the Company and holders of at least a majority of the outstanding shares of Registrable Securities, the parties hereto agree as follows:

     1. Section 1.2(a) of the Stockholders' Rights Agreement is hereby amended to read as follows:

          "(a)  If the Company shall receive at any time after the earlier of
(i) March 7, 2000, or (ii) six (6) months after the effective date of the first registration statement for a bona fide, firm commitment underwritten public offering of the Company's Common Stock at an offering price of at least $8.00 per share and net proceeds to the Company of at least $15,000,000 (if prior to June 30, 1997, or $11.00 per share and net proceeds to the Company of at least $20,000,000 if on or after July 1, 1997) (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction) (a "Qualified IPO"), a written request from the Holders of at least twenty-five
    -------------
percent (25%) of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of at least fifteen percent (15%) of the Registrable Securities then outstanding, then the Company shall:

                (i) within ten (10) days of the receipt thereof, give written notice of such request to all Holders; and

                (ii) effect as soon as practicable, and in any event within sixty (60) days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered, subject to the limitations of subsection 1.2(b), within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.5."

     2. Except as specifically amended herein, the Stockholders' Rights Agreement shall remain in full force and effect.

     3. This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Stockholders' Rights Agreement as of the day and year above first written.


                              COMPANY:

                              CARDIMA, INC.


                              By:  /s/ Phillip C. Radlick
                                 ---------------------------------
                                 Phillip C. Radlick, Ph.D.
                                 President and CEO

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Stockholders' Rights Agreement as of the day and year above first written.


                              INVESTORS:

                              GS CAPITAL PARTNERS II, L.P.

                              BY:  GS Advisors, L.P.
                                   Its General Partner
                              BY:  GS Advisors, Inc.
                                   Its General Partner

                              By:  /s/ GS Capital Partners II, L.P.
                                   ________________________________

                              Title:
                                    _______________________________

                              GS CAPITAL PARTNERS II
                              OFFSHORE, L.P.

                              BY:  GS Advisors II (Cayman), L.P.
                                   Its General Partner
                              BY:  GS Advisors II, Inc.
                                   Its General Partner

                              By:  /s/ GS Advisors II, L.P.
                                   ________________________________

                              Title:
                                    _______________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Stockholders' Rights Agreement as of the day and year above first written.


                              GOLDMAN, SACHS & CO. VERWALTUNGS GmbH

                              BY:  /s/ Goldman, Sachs & Co. Verwaltungs, GmbH
                                   __________________________________________
                                   Managing Director

                              and

                                   __________________________________________
                                   Managing Director
                                            or
                                   Registered Agent



                              STONE STREET FUND 1997

                              BY:  Stone Street Asset Corp., its general partner

                              By:  /s/ Stone Street Fund 1997
                                   __________________________________________

                              Title:
                                   __________________________________________



                              BRIDGE STREET FUND 1997

                              BY:  Stone Street Asset Corp., its managing
                                   general partner

                              By:  /s/ Bridge Street Fund 1997
                                   __________________________________________

                              Title:
                                   __________________________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Stockholders' Rights Agreement as of the day and year above first written.

                              CHASE VENTURE CAPITAL ASSOCIATES, L.P.

                              BY:  Chase Capital Partners,
                                   Its General Partner

                              By:
                                   ______________________________

                              Title:
                                    _____________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Stockholders' Rights Agreement as of the day and year above first written.

                              PREMIER MEDICAL PARTNER FUND, L.P.

                              BY:  Premier Capital Corporation
                                   Its General Partner

                              By:
                                   ______________________________

                              Title:
                                    _____________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Stockholders' Rights Agreement as of the day and year above first written.

                              KLEINER PERKINS CAUFIELD & BYERS VI


                              By:    /s/ Kleiner Perkins Caufield & Byers VI
                                   _________________________________________

                              Title:
                                    ________________________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Stockholders' Rights Agreement as of the day and year above first written.

                              NEW ENTERPRISE ASSOCIATES V, LIMITED PARTNERSHIP


                              By:    /s/ New Enterprise Associates
                                   ________________________________

                              Title:
                                    _______________________________



                              CATALYST VENTURES, LIMITED PARTNERSHIP


                              By:    /s/  Catalyst Ventures
                                   ________________________________

                              Title:
                                    _______________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Stockholders' Rights Agreement as of the day and year above first written.


                              ONSET ENTERPRISE ASSOCIATES, LIMITED PARTNERSHIP


                              By:    /s/ Onset Enterprise Associates
                                   _________________________________

                              Title:
                                    ________________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Stockholders' Rights Agreement as of the day and year above first written.

                              TARGET THERAPEUTICS, INC.


                              By:
                                   ______________________________

                              Title:
                                    _____________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Stockholders' Rights Agreement as of the day and year above first written.

                              ATLAS VENTURE FUND II, L.P.

                              BY:   Atlas Venture Associates II, L.P.

                              By:    /s/ Atlas Venture Fund
                                   ______________________________

                              Title:
                                    _____________________________


                              ATLAS EUROPE FUND B.V.


                              By:    /s/ Atlas Europe Fund
                                   ______________________________

                              Title:
                                    _____________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Stockholders' Rights Agreement as of the day and year above first written.

                              /s/ Gabriel B. Vegh
                              _____________________________________
                              Gabriel B. Vegh

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Stockholders' Rights Agreement as of the day and year above first written.

                              OLYMPIC VENTURE PARTNERS III


                              By:    /s/ Olympic Venture Partners, III
                                   ____________________________________

                              Title:
                                    ___________________________________


                              OVP III ENTREPRENEURS FUND


                              By:    /s/ OVP III Entrepreneurs Fund
                                   ____________________________________

                              Title:
                                   ____________________________________